Filed Pursuant to Rule 497
File no. 333-186877

Minimum Offering of 216,667 Shares
Maximum Offering of 100,000,000 Shares
Pathway Energy Infrastructure Fund, Inc.
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Statement of Additional Information Supplement No. 1 dated September 19, 2014 to
Statement of Additional Information dated September 2, 2014
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This Statement of Additional Information Supplement No. 1 contains information which amends, supplements, or modifies certain information contained in the Statement of Additional Information of Pathway Energy Infrastructure Fund, Inc. (the “Company”) dated September 2, 2014 (the “Statement of Additional Information”), as amended or supplemented.

This supplement adds the following to page SAI-5 of the Statement of Additional Information at the end of the section, "Certain Relationships and Related Party Transactions".

"Expense Support Agreement

On September 2, 2014, we entered into an Expense Support and Conditional Reimbursement Agreement (the "Expense Support Agreement") with our Adviser, whereby our Adviser has agreed to reimburse us for operating expenses in an amount equal to the difference between distributions paid to our stockholders in each month less the sum of our net investment income, the net realized capital gains/losses, the unrealized losses and dividends paid to us from our portfolio investments during such period ("Expense Support Reimbursement"). To the extent that no dividends or other distributions are paid to our stockholders in any given month, then the Expense Support Reimbursement for such month is equal to such amount necessary in order for available operating funds for the month to equal zero. Available operating funds is the sum of (i) our net investment income (minus any reimbursement payments payable to the Adviser), (ii) our net realized capital gains/losses plus unrealized losses and (iii) dividends and other distributions paid to us on account of our portfolio investments. The terms of the Expense Support Agreement commenced with the calendar quarter ended September 31, 2014 and continues monthly thereafter until September 2, 2017, unless extended mutually by us and our Adviser. Any payments required to be made by our Adviser under the Expense Support Agreement for any month shall be paid by our Adviser to us in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from us to our Adviser, no later than the earlier of (i) the date on which we closes our books for such month and (ii) thirty days after the end of such month. Pursuant to the Expense Support Agreement, we have a conditional obligation to reimburse our Adviser for any amounts funded by our Adviser under the Expense Support Agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which our Adviser incurred a liability for such amount, the sum of our net investment income, net capital gains/losses, unrealized losses and dividends and other distributions paid to us on account of our portfolio investments exceeds the distributions paid by us to our stockholders. The purpose of the Expense Support Agreement is to avoid such distributions from us being characterized as returns of capital for U.S. GAAP purposes and to reduce operating expenses until we have raised sufficient capital to be able to absorb such expenses.

We may terminate the Expense Support Agreement at any time. Our Adviser may terminate the Expense Support Agreement at the end of, but not during, any monthly period. If we terminate the Investment Advisory Agreement, we will be required to repay our Adviser all expense support payments made by our Adviser within three years of the date of termination."